EXHIBIT 10.8


COATES INTERNATIONAL, LTD.                                    Invoice No. 309
2100 Hwy 34
Wall NJ 07719
732-449-7717 fax 732-449-0764
============================================= INVOICE

          Customer
Name:     Well To Wire Energy, Inc.                           Date       7/21/00
          -------------------------                                      -------
Address   Ste 17, 1700 Varsity Estate Drive, NW               Order No.
          -------------------------------------                          -------
City      Calgary, Alberta   State  Canada    Zip  T3B 2W9    Rep
          ----------------          ------         -------               -------
Phone     403-288-3647
          ------------------------------------------------

--------------------------------------------------------------------------------
  Qty                    Description                  Unit Price        TOTAL
--------------------------------------------------------------------------------
   1       Coates Spherical Rotary Valve Engine
           serial # CSRV20061
           CB 855

           Research and development
           Designing
           Manufacturing


                                                                      $5,000,000
--------------------------------------------------------------------------------
                                                        SubTotal
                                                                ----------------
                                            Shipping & Handling
                                                                ----------------
                                                  Taxes  State
                                                                ----------------
                                                                   $5,000,000
                                                                ----------------

Payment Details
o  Cash
X  Check
o  Credit Card
Name  /s/Bryan Campbell
      -----------------------
      Bryan Campbell
  CC # President of W to W Energy
         Expires_____________                         Total

                                                      Received deposit $700,000.
                                                      Balance due $4,300,000.00
/s/ George J. Coates
President of CIL
================================================================================
This engine was made in the United States of America

COATES - EXHIBIT 10.8 to form 10-SB Am1